UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2006 (July 20, 2006)

                Morgan Stanley Diversified Futures Fund III L.P.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       0-19116                13-3577501
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(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
            of Incorporation)                              Identification No.)

c/o Demeter Management Corporation, 330 Madison Avenue,
                                    8th Floor, New York, NY         10017
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 905-2700

                  Dean Witter Diversified Futures Fund III L.P.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective July 20, 2006, Dean Witter Diversified Futures Fund III L.P. changed its name to Morgan Stanley Diversified Futures Fund III L.P. The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of Dean Witter Diversified Futures Fund III L.P. (the "Certificate") filed with the Secretary of State of the State of Delaware on July 20, 2006.

     A copy of the Certificate is filed hereto as Exhibit 3.03 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits.

                                  EXHIBIT INDEX

Exhibit     Exhibit Description
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3.03        Certificate of Amendment to the Certificate
            of Limited Partnership of the Registrant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MORGAN STANLEY DIVERSIFIED FUTURES
                                      FUND III L.P.

Date: July 26, 2006
                                By:   Demeter Management Corporation
                                      as General Partner

                                 /s/ Walter Davis
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                                Name:  Walter Davis
                                Title: President